Phillip D. Green, Chairman and Chief Executive Officer | Jerry Salinas, Chief Financial Officer Cullen/Frost Bankers, Inc. June 30, 2024

2 Cautionary Statement Certain statements contained in this presentation that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii)  statements of plans, objectives and expectations of Cullen/Frost or its management or Board of Directors, including those relating to products, services or operations; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes”, “anticipates”, “expects”, “intends”, “targeted”, “continue”, “remain”, “will”, “should”, “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: In addition, financial markets and global supply chains may continue to be adversely affected by the current or anticipated impact of global wars/military conflicts, terrorism, or other geopolitical events. Forward-looking statements speak only as of the date on which such statements are made. We do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. • Our ability to increase market share and control expenses. • Our ability to attract and retain qualified employees. • Changes in our organization, compensation, and benefit plans. • The soundness of other financial institutions. • Volatility and disruption in national and international financial and commodity markets. • Changes in the competitive environment in our markets and among banking organizations and other financial service providers. • Government intervention in the U.S. financial system. • Political or economic instability. • Acts of God or of war or terrorism. • The potential impact of climate change. • The impact of pandemics, epidemics, or any other health-related crisis. • The costs and effects of legal and regulatory developments, the resolution of legal proceedings or regulatory or other governmental inquiries, the results of regulatory examinations or reviews and the ability to obtain required regulatory approvals. • The effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) and their application with which we and our subsidiaries must comply. • The effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters. • Our success at managing the risks involved in the foregoing items. • The effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board. • Inflation, interest rate, securities market, and monetary fluctuations. • Local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact. • Changes in the financial performance and/or condition of our borrowers. • Changes in the mix of loan geographies, sectors and types or the level of non-performing assets and charge-offs. • Changes in estimates of future credit loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements. • Changes in our liquidity position. • Impairment of our goodwill or other intangible assets. • The timely development and acceptance of new products and services and perceived overall value of these products and services by users. • Changes in consumer spending, borrowing, and saving habits. • Greater than expected costs or difficulties related to the integration of new products and lines of business. • Technological changes. • The cost and effects of cyber incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers. • Acquisitions and integration of acquired businesses. • Changes in the reliability of our vendors, internal control systems or information systems.

3 OVERVIEW Cullen/Frost Bankers • Headquartered in San Antonio, Texas • Founded in 1868 by T.C. Frost • Provides a wide range of banking, investments, and insurance products and services to businesses and individuals • Branch footprint located exclusively in Texas throughout eight markets with 188 financial centers and the largest ATM network in Texas with over 1,725 ATMs • Committed to relationship banking model and our core values: Integrity, Caring, and Excellence

4 OVERVIEW Cullen/Frost Bankers Source: S&P Global Market Intelligence Note: Market and financial data as of 6/30/2024 Award Winning Value Proposition J.D. Power Company Highlights Listing NYSE:CFR Market Capitalization ($ billions) 6.5 Total Assets 48.8 Trust Assets 48.9 Total Loans 20.0 Total Deposits 40.3 Moody's L-T Rating / Outlook A3/Negative S&P L-T Rating / Outlook A-/Stable • Highest ranked retail bank in Texas in the J.D. Power 2023 U.S. Retail Banking Satisfaction Survey • #1 Ranking since inception and for 15 consecutive years • For the eighth consecutive year Frost received more Greenwich Excellence and Best Brand Awards in 2023 than any other bank Nationwide • 16 middle market banking awards • 18 small business banking awards

5 OVERVIEW Historical Performance 15-Year Stock Price Performance Total Return Source: S&P Global Note: Market data as of 6/30/2024 (2)% 26.4% 71.2% 246.9% 26.1% (19.8)% 12.4% 157.3% CFR S&P 500 Regional Bank Index 1yr 5yr 10yr 15yr -50% 0% 50% 100% 150% 200% 250% 300%

6 OVERVIEW Historical Performance Dividends - 31 Consecutive Years of Increases $0.04 $0.17 $0.29 $0.40 $0.48 $0.58 $0.68 $0.76 $0.84 $0.88 $0.94 $1.04 $1.17 $1.32 $1.54 $1.66 $1.71 $1.78 $1.83 $1.90 $1.98 $2.03 $2.10 $2.15 $2.25 $2.58 $2.80 $2.85 $2.94 $3.24 $3.58 $3.74 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Assumes $0.95 per share dividend to be paid in Q3 and Q4 1

7 RELATIONSHIP BANKING Our Mission We will grow and prosper, building long-term relationships based on top-quality service, high ethical standards and safe, sound assets. INTEGRITY Steadfast adherence to an ethical code. CARING Feeling and exhibiting concern for others. EXCELLENCE Commitment to being outstanding.

OVERVIEW

Our Banking Markets

Compelling Texas market demographics:

- Population of 30 million ranks 2nd in the U.S.
- 2024-2029E projected population growth of 4.7% vs. 2.4% national (approximately 2x the U.S. rate)
- 52 Fortune 500 companies headquartered in Texas
- Between 2023 and YTD 2024, there have been 24 headquarter relocations to the state of Texas
- If Texas were a nation, its 2023 GDP would rank the 8th largest globally
- Texas includes four of the top ten most populous cities in the U.S.: Houston, San Antonio, Dallas, and Austin
- Pro-business environment with no state income tax



FORT WORTH
DALLAS
PERMIAN BASIN
AUSTIN
SAN ANTONIO
HOUSTON
CORPUS CHRISTI
RIO GRANDE VALLEY

		SAN ANTONIO	DALLAS/FORT WORTH	HOUSTON	AUSTIN	MIDLAND/ODESSA	TEXAS
DEPOSIT MARKET-MSA	**Market Size**	$81.6 bn	$405.9 bn	$320.8	$66.4 bn	$12.7 bn	$1,104.3 bn
	CFR Deposits:	$12.9 bn	$10.3 bn	$7.6 bn	$5.1 bn	$2.0 bn	$41.1 bn
	Market Share	25.9%	2.5%	2.4%	7.7%	16.6% / 14.2%	3.7%
	Overall Rank	1	7	7	5	2/2	4
DEMOGRAPHICS	**Population**	2.7 mm	8.1 mm	7.5 mm	2.5 mm	0.2 mm/0.2 mm	30.7mm
	Growth '24E - '29E	6.3%	5.1%	4.9%	9.0%	3.2% / (1.8)%	4.7%
	Household Income	$72,168	$82,998	$75,557	$94,515	$85,439 / $64,443	$73,203
	Growth '24E - '29E	9.4%	8.2%	6.4%	10.1%	1.3% / 3.6%	9.0%
	Unemployment (Nov-23)	3.2%	3.3%	3.8%	3.0%	2.2% / 2.9%	4.1%

Source: S&P Global Market Intelligence, Dallas Fed, Atlanta Fed, Census.gov, World Bank, Gov.Texas.gov, BusinessinTexas.com and other publicly available information
Note: CFR Deposit market information as of June 30, 2024.

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9 Technology Highlights • In Q2-2024, 45% of consumer deposit accounts came from our online channel • Highest-rated consumer banking mobile app of all U.S. banks • Initiated Plaid partnership in 2022 to help customers connect all providers in their financial lives • 24/7 customer phone and chat support with real humans • Consumer digital channel money movement increased 11% from Q2-2023 to Q2-2024

10 Diversified Loan Portfolio Period End Growth in Energy, Non-energy Loans Loan Composition (Q2-2024) Q2-2024 Period End Loans to Deposits: 49.6% Source: Q2-2024 10-Q, 2023 10-K Since peak (1Q15)(Y/Y)   Q2-2024 CAGR Energy Loans 11.2% (5.3)% Non-Energy Loans 12.8% 7.8% Total Loans 12.7% 6.5% 5.4% Energy Loans Non-Energy Loans 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q2- 2024 Energy: 5.4% Commercial & Industrial: 31.1% Commercial Real Estate: 47.5% Consumer and Other: 16.0% Industry Concentrations (as of Year-End) 2023 2022 Industry Automobile dealers 5.9% 5.4 % Energy 5.0% 5.4 % Investor 5.0% 2.8 % Public finance 4.3% 4.6 % Medical services 4.0% 3.9 % Building materials and contractors 3.5% 3.8 % Manufacturing, other 3.4% 3.4 % General and specific trade contractors 3.3% 3.6 % Services 2.9% 2.3 % Wholesale - heavy equipment 2.1% 1.6 % All other 60.6% 63.2 % Total loans 100% 100%

11 Commercial Real Estate Portfolio 1. Commercial real estate portfolio diversified across Texas regions and underlying collateral type a. Broad array of industries supporting economic activity and stability b. Balanced concentrations across key Texas regions c. Well distributed mix of CRE by property types 2. Owner-occupied properties make up 48.9% of total CRE, as of Q2-2024 a. Non-owner occupied properties generally require an existing relationship and must demonstrate a successful track record 3. Excellent credit quality with just 0.35% of non-accrual loans as a percentage of total CRE loans. CRE by Property Type Office / Warehouse: 21.6% Office Building: 19.9% Retail: 12.1%Multifamily: 10.0% Dealerships: 5.9% Medical Offices and Services: 4.1% Non-farm / Non-residential: 3.8% 1-4 Family Construction: 2.9% Hotel: 2.9% Religious: 2.6% Land in Development: 2.3% All Other: 11.9%

Commercial Real Estate Portfolio - Investor Office



Investor Office Loan Maturities
$500MM
$450MM
$400MM
$350MM
$300MM
$250MM
$200MM
$150MM
$100MM
$50MM
$—MM
(Millions)
11%
8%
13%
19%
49%
2024
2025
2026
2027
2028+



Investor Office Building: Committed % By Geography
1%
7%
32%
22%
10%
28%
Austin
Dallas
San Antonio
Houston
Other (Out of State)
In State (Out of Top 5 MSAs)

As of June 30, 2024, Office represented 9.4% of total loans outstanding, and 6.3% of total commitments. Investor Office represented 4.9% of total loans outstanding, and 3.4% of total commitments.

Facts and Figures re: Frost's Investor Office Loan Portfolio, as of June 30:

A comprehensive review of individual Investor Office loan commitments greater than $1 million is performed quarterly. The Investor Office review scope represented 93% of total Investor Office at June 30, 2024 and is the basis for all data presented on this slide:

- Investor Office buildings are geographically diversified throughout Texas, with Austin and DFW MSAs comprising 32% and 28%, respectively
- 67% is fixed at an average rate of 5.06%, with average remaining term of 48 months, as of June 30
- Average LTV was 52% as of June 30, and the weighted DSCR was 1.57x for the total portfolio, improving from 1.48x at March 31, 2024
- Property class breakdown was as follows:
  A: 57%, B: 36%, C: 7%
- 88% of commitments were categorized as stabilized, averaging 85% leased with weighted DSCR of 1.55x
- More than 90% of Investor Office exposure is related to projects within major Texas MSAs where employment growth is expected to outperform the national benchmark over the next 5 years

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13 $277 $5 $317 $14 Special Mention Loans Classified Loans Peak Q1-2016 Q2-2024 Energy Loan Portfolio • Lending to clients in the energy sector is a core competency of Frost Bank that spans decades • Today’s portfolio is well balanced with the majority of loans in production and secured by proven, developed and producing reserves • Combined Special Mention and Classified loans have declined by 97% since reaching a near-term peak in Q1-2016 • Energy related allowance for loan losses as a percentage of total energy loans was 1.05% as of Q2-2024 Energy Exposure: Now vs. 2015 Peak Q1-2015, $1.8 billion Q2-2024, $1.1 billion (5.4% of Total Loans)(16.2% of Total Loans) $594 MM E & P: 67% Service: 17% Other: 16% E & P: 78% Service: 19% Other: 3% Risk Profile ($MMs) $19MM Source: Company SEC filings

14 $ (0 0 0 s) Energy C&I CRE Consumer & Other Non-Accruals ACL 0 50,000 100,000 150,000 200,000 250,000 300,000 Credit Quality • Frost has a long-standing culture of conservative underwriting and prudent risk management • Our commitment to relationship banking has served us well—notably, Frost is the only top ten Texas bank to survive the economic crisis of the 1980s without needing federal assistance or being merged • Favorable non-performing asset trends throughout various credit cycles • Loan portfolio is well reserved with 3.4x coverage for non-accrual loans as of Q2-2024 NALs to Loans Through the Cycle Q2-2024 Non-Accrual Loans and Reserve Position ACL / Loan Type NALs / Loan Type 3.4x Non-Accrual Reserve Coverage 75MM 256MM % o f T ot al L oa ns Energy Non-Energy 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q2- 2024 0 0.25 0.5 0.75 1 1.25 Source: Company SEC filings

15 Credit Quality • Strong record of prudent risk management reflected in ratio of net charge-offs to average loans since 2007 • Net charge-offs in 2020 represented the last of problem energy credits from previous energy down-cycle • Expect some normalization in overall credit quality trends, from a period of historically strong credit quality Net Charge-Offs Through the Cycle Period Ending N C O s / A vg . L oa ns CFR Peers CFR Average Peers Average 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q2-2024 0 0.25 0.5 0.75 1 1.25 1.5 1.75 2 0.14% 0.03% 1.15% 0.78% 0.25% Commercial CRE Energy Consumer Total Cullen/Frost 5-yr Average NCOs by Loan Type1,2 Source: S&P Global Market Intelligence 1 5-Year Average NCOs based on 2019 to 2Q-2024 time period 2 Charge-offs of checking overdrafts make up the majority of Consumer charge-offs 3 Peers include regional banks defined by membership of the KBW Regional Bank Index as of June 30, 2024 3

16 13.35% 13.82% 15.27% 8.62% 12.30% 12.70% 14.67% 9.86% Common Equity Tier 1 Tier 1 Capital Total Capital Tier 1 Leverage Strong Capital Position Cullen/Frost Capital Ratios as of June 30, 2024 . Frost Bank maintains the capacity to pay $1.1 billion of dividends to Cullen/Frost 1 CFR Q2-2024 Regulatory Q2-2024 Regional Banks 2 Minimum Capital 3 Source: S&P Global Market Intelligence 1 Under applicable regulatory dividend restrictions, and while maintaining its “well capitalized” status, Frost Bank could pay aggregate dividends of approximately $1.1 billion to Cullen/Frost, without obtaining affirmative governmental approvals, at June 30, 2024 2 Regional banks defined by membership of the KBW Regional Bank Index as of June 30, 2024 3 The Basel III Capital Rules require Cullen/Frost and Frost Bank to maintain an additional capital conservation buffer of 2.5% of CET1, effectively resulting in minimum ratios of (i) CET1 to risk-weighted assets of at least 7%, (ii) Tier 1 capital to risk-weighted assets of at least 8.5%, (iii) a minimum ratio of Total capital to risk-weighted assets of at least 10.5%; and (iv) a minimum leverage ratio of 4% 4.0% 10.5% 8.5% 7.0%

17 Funding and Liquidity Profile • Primarily deposit funded institution with limited wholesale, short- term, or long-term borrowings • 48.5% loan to deposit ratio (Q2 Average) • Solid liquidity position with cash and securities in the range of 50%–60% of earning assets since 2012 Q2-2024 Average Liabilities and Total Equity Average Loan to Average Deposits 82.6% Deposit Funded • 1 Ratio of cash and cash equivalents and securities to total earning assets for 2018 was 55% 78.9% 69.7% 57.8% 52.8% 48.9%47.9%46.7%46.9%47.1%48.1% 51.8%54.7% 47.7% 43.6% 37.6% 43.1% 48.5% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q2- 2024 28.1% 54.5% 10.1% 7.3% Equity ST/LT Borrowings, Other Liabilities Interest-Bearing Deposits Non-Int. Bearing Deposits Source: Company SEC filings

18 Deposit Portfolio • Highly focused on winning customers’ core transactional accounts • Non-interest-bearing averaged 39% of total deposits over the 20 years to 2023 • Goal to drive consistent, balanced growth in deposits and loans • Top quality customer service results in low customer attrition 1 YTD average balances 2 Regional banks defined by membership of the KBW Regional Bank Index as of June 30, 2024 . Peers included where data is available as of June 30, 2024 Source: Company SEC filings $ (B ill io ns ) Non-Interest-Bearing Savings & Interest Checking MMA Time Accounts 2020 2021 2022 2023 Q2-2024 0 5 10 15 20 25 30 35 40 45 50 Blended Cost of Deposits 0.1%0.08%0.05%0.04%0.03%0.07% 0.29%0.38% 0.10%0.04% 0.32% 1.46%1.56% 0.43% 0.31%0.27%0.26%0.27%0.33% 0.55% 0.78% 0.39% 0.14% 3 2.24%2.32% Peer Regional Banks Cullen/Frost 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q-2024 1 3 2 43.1% 26.3% 26.9% 24.2% 27.2% 34.0% 14.6% 3.7%

19 Deposit Portfolio Deposit Composition YTD (June 30, 2024 ) Deposit Growth Trends 1CAGR compares period ending balances for Q2-2019 to Q2-2024. Source: Company SEC filings Non-Interest Bearing: 34.0% Savings & Interest on Checking: 24.2% Money Market Accounts: 27.2% Time Accounts: 14.6% 5-Year CAGR (1) YTD Avg. Y/Y Growth YTD Avg. Balance Non-Interest-Bearing 5.9% (13.2) % 13,827 Savings & Interest Checking 6.0% (12.8) % 9,817 MMA 7.4% (7.4) % 11,033 Time Accounts 43.8% 114.2% 5,940 Interest-Bearing 11.1% 3.2% 26,790

20 Investment Portfolio • High quality $18.8 billion securities portfolio comprised of municipals (37.8%), treasuries (20.7%), MBS and other securities1 (41.6%) 2 • Average fully taxable-equivalent yield of 3.38% in Q2-2024 (4.30% for tax-exempt securities) •Portfolio duration of 5.0 years 2 Municipal Bond Portfolio Highlights: • Municipal securities supported by strong credit ratings – 90% are AAA rated or pre-refunded • 100% of the portfolio issued by political subdivisions or agencies within Texas ◦ 72.9% of Texas issued municipal securities are either pre-refunded 2 or guaranteed by the Texas Permanent School Fund, which has a AAA insurer financial strength rating. Note: PSF denotes Permanent School Fund, which has a AAA rated insurer financial strength rating 1 Other securities include stock in the Federal Reserve Bank and the Federal Home Loan Bank 2 Date as of June 30, 2024 Investment Portfolio Q2-2024 Municipal Bond Portfolio Municipals: 37.8% Treasuries: 20.7% MBS and Other Securities: 41.6% Texas PSF or pre- refunded: 73% Texas Non- PSF: 27%

21 Multiple Sources of Revenue • During the first half of 2024, non-interest income comprised 22.1% of total revenue • Primary drivers of fee income include: – Trust and investment management fees (36.2% of non-interest income) – Total trust assets of $48.9 billion ($24.7 billion managed) at June 30, 2024 – Deposit service charges from commercial, retail, and correspondent (22.9% of non-interest income) – Insurance commission and fees (14.5% of non-interest income) Note: Non-interest income / fee income and its corresponding ratios referenced on this page exclude net gain (loss) on securities transactions. Graph is based on 2023 numbers. Source: Company SEC filings Trust and Investment Management Revenue ($mm) Non-interest Income Composition Revenue Composition Non Interest Income: 22.1% Net Interest Income: 77.9% Trust & Investment Management Fees: 36.2% Deposit Service Charges: 22.9% Insurance Commissions and Fees: 14.5% Interchange & Debit Card Transaction Fees: 4.4% All Other: 22.1% $119,391 $153,315 2018 2023 CAGR: 5.1%

22 Consistent Profitability Over the Cycle • Consistent profitability through Great Recession with no quarterly or annual net loss • History of strong returns on average common equity • The first bank in the nation to turn down TARP bailout funds Return on Average Assets Return on Average Common Equity 1.36% 1.47% 1.63% 1.67% 1.63% 1.51% 1.14% 1.21% 1.17% 1.14% 1.02% 1.05% 0.97% 1.03% 1.17% 1.44% 1.36% 0.85% 0.95% 1.11% 1.19% 1.14% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q2-24 YTD 17.8% 17.9% 18.8% 18.0% 15.2% 13.1% 9.8% 10.3% 10.0% 10.0% 9.9% 10.5% 9.9% 10.2% 11.8% 14.2% 12.2% 8.1% 10.4% 16.9% 18.7% 16.13% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q2-24 YTD Source: Company SEC filings

23 Loan Pricing Average Spread to Ameribor and SOFR (New and Renewed Loans) Average Spread to Prime (New and Renewed Loans) 3.16% 2.74% 2.44% 2.35% 2.25%2.27% 2.45% 2.38% 2.55% Ameribor SOFR 2017 2018 2019 2020 2021 2022 2023 1H-2024 0.78% 0.72% 0.68% 0.82% 0.72% 0.49% 0.58% 0.64% 2017 2018 2019 2020 2021 2022 2023 1H-2024 Source: Company Records • During the 2Q-2024 period, the overall loan portfolio was made up of 59% floating rate loans and 41% fixed rate loans • The floating rate loan breakdown consisted of 59% Prime, 33% SOFR, and 8% Ameribor, as of June 30